NUVEEN TRADEWINDS INTERNATIONAL VALUE FUND

SUPPLEMENT DATED JUNE 15, 2009

TO THE PROSPECTUS DATED NOVEMBER 28, 2008

Effective June 15, 2009, Peter Boardman and Alberto Jimenez Crespo became co-portfolio managers of the Nuveen Tradewinds International Value Fund, succeeding Paul J. Hechmer. Messrs. Boardman and Jimenez manage the fund as a team and will be jointly responsible for overall management of the fund. They are supported by Dave Iben, Chief Investment Officer of Tradewinds Global Investors LLC, and a research platform with a team of analysts used by all of Tradewinds.

Mr. Boardman is portfolio manager of the Nuveen Tradewinds Japan Fund and has been a senior research analyst at Tradewinds since the firm’s founding in 2006. Prior to joining Tradewinds, Mr. Boardman served as a senior research analyst at NWQ Investment Management Company, LLC from 2003 to 2006. Prior to joining NWQ, Mr. Boardman was a senior analyst with USAA Investment Management, where he managed the Japan portion of the firm’s international fund while covering automobiles, pharmaceuticals and semiconductors on a global sector basis. Prior to that, he served eight years as a sell-side analyst at UBS Warburg following the automobile and auto parts industries in North America, Japan and Asia. Before that, he was an analyst at Crédit Lyonnais (Japan) in charge of research for the Japanese automobiles, machinery and consumer electronics sectors.

Mr. Jimenez is co-portfolio manager of the Nuveen Tradewinds Global Resources Fund and has been a research analyst at Tradewinds since joining the firm in 2006. Mr. Jimenez will also continue to be responsible for Tradewinds’ analysis of the global basic materials sector. Prior to joining Tradewinds, Mr. Jimenez was an equity analyst in the private client group at Merrill Lynch, where he provided investment advice to financial advisors pertaining to commodity trends and the basic materials and energy sectors. Mr. Jimenez also spent three years as a sell-side equity analyst at Salomon Smith Barney covering steel, pulp and paper, and metals and mining stocks. Prior to that, he was a financial analyst for Enron and Shell, developing financial models, structuring deals and valuing investments in a wide variety of industries within the energy and basic materials sectors.

There have been no changes in the fund’s investment objective or policies.

PLEASE KEEP THIS WITH YOUR FUND’S PROSPECTUS

FOR FUTURE REFERENCE

MGN-INTV-0609D